SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 18, 2003
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        New York                333-105805                    13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  270 Park Avenue
                  New York, New York                              10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code      (212) 834-9299
                                                  ------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS
--------------------

      Description of the Certificates

      J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a final Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-105805, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2003-PM1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Midland Loan Services, Inc., as servicer, Midland Loan Services, Inc.., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and JPMorgan Chase Bank, as paying agent.

      Computational Materials

      J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc., (collectively, the "Underwriters") have provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by JPMorgan Chase Bank, Merrill Lynch Mortgage Lending, Inc. and PNC Bank, National Association, and under certain assumptions and scenarios.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------


            (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
     (99)                                Computational Materials prepared by
                                         J.P. Morgan Securities Inc. and Merrill
                                         Lynch, Pierce, Fenner & Smith
                                         Incorporated in connection with the
                                         J.P. Morgan Chase Commercial Mortgage
                                         Securities Corp., Commercial Mortgage
                                         Pass-Through Certificates, Series
                                         2003-PM1

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2003


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Charles.Y.Lee
                                           -------------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                         Paper (P) or
Exhibit No.         Description                          Electronic (E)
-----------         -----------                          --------------

   (99)             Computational Materials prepared by         E
                    J.P. Morgan Securities Inc. and Merrill
                    Lynch, Pierce, Fenner & Smith
                    Incorporated in connection with the
                    J.P. Morgan Chase Commercial Mortgage
                    Securities Corp., Commercial Mortgage
                    Pass-Through Certificates, Series
                    2003-PM1